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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                February 28, 2007

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                         BREITBURN ENERGY PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)

           Delaware                  001-33055               74-3169953
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)     File Number)         Identification No.)

                       515 South Flower Street, Suite 4800
                              Los Angeles, CA 90071
                     (Address of principal executive office)

                                 (213) 225-5900
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operation and Financial Condition.

     On March 5, 2007, BreitBurn Energy Partners L.P. (the "Partnership") issued a press release announcing preliminary financial results for fourth quarter 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

     The information in this Current Report on Form 8-K provided under Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)  Amendments to the Registrant's Code of Ethics.

     On February 28, 2007, the board of directors of BreitBurn GP, LLC (the "General Partner"), the general partner of the Partnership, amended and restated our Code of Ethics for Chief Executive Officers and Senior Officers. The Code of Ethics is applicable to all senior officers of the General Partner, including its principal executive officer, principal financial officer and controller. The amendments to the Code of Ethics are technical and administrative in nature and clarify certain provisions that otherwise were covered in the prior version of the Code of Ethics.

     The summaries of the amendments provided above are qualified in their entirety by reference to the text of the amended and restated Code of Ethics, which is filed as Exhibit 14.1 hereto. The amended and restated Codes of Ethics will also be posted on the corporate governance page of the Partnership's website at www.breitburn.com.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

(d)  Exhibits.


Exhibit No.      Exhibit Description
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  14.1           BreitBurn Energy Partners L.P. and BreitBurn GP, LLC Code of
                 Ethics for Chief Executive Officers and Senior Officers (as amended and restated on February 28, 2007).
  99.1           BreitBurn Energy Partners L.P. fourth quarter 2006 preliminary earnings release, dated March 5, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           BREITBURN ENERGY PARTNERS L.P.

                                           By:  BREITBURN GP, LLC,
                                                its general partner


Dated: March 5, 2007                       By:  /s/ Randall H. Breitenbach
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                                                Randall H. Breitenbach
                                                Co-Chief Executive Officer